WHEN RECORDED AND/OR
FILED RETURN TO:

Peter O. Hansen, Esq.
Holme Roberts & Owen LLP
1700 Lincoln, Suite 4100
Denver, Colorado  80203



                                SECOND AMENDMENT

                                       TO

                                 DEED OF TRUST,

                              SECURITY AGREEMENT,

                     ASSIGNMENT OF PRODUCTION AND PROCEEDS,

                              FINANCING STATEMENT,

                                      AND

                                 FIXTURE FILING


         This Second Amendment to Deed of Trust, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing (this "Second Amendment to Deed of Trust"), dated as of August 11, 1998, is among FORELAND CORPORATION, a Nevada corporation, EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY (also known as Eagle Springs Production Limited Liability Company), a Nevada limited liability company (collectively, "Debtors"), both with an address of 12596 West Bayaud, Suite 300, Lakewood, Colorado 80228, and ENERGY INCOME FUND, L.P., a Delaware limited partnership ("Secured Party"), with an address of 136 Dwight Road, Longmeadow, Massachusetts 01106.


                                    RECITALS

         A. By Deed of Trust, Security Agreement, Assignment of Production and Proceeds, Financing Statement and Fixture Filing, dated as of January 6, 1998 (the "Original Deed of Trust"), Debtors granted to Secured Party and to First American Title Company of Nevada, a Nevada corporation, as Trustee for the benefit of Secured Party, liens on and security interests in certain property, interests and rights as more specifically described therein.

         B. The Original Deed of Trust was recorded in the real property records of Elko, Eureka and Nye Counties, Nevada as follows:

         County         Date           Recording Data

         Elko           2/6/98         Book 1031 -- Page 458
                                       No. 422281

         Eureka         1/13/98        Book 317 -- Page 157
                                       No. 169580

         Nye            1/16/98        No. 435893


         C. By First Amendment to Deed of Trust, Security Agreement, Assignment of Production and Proceeds, Financing Statement, and Fixture Filing, dated as of February 2, 1998, (the "First Amendment to Deed of Trust"), Debtors and Secured party amended the Original Deed of Trust to confirm that additional interests acquired by Debtors in a portion of oil and gas properties subject to the Original Deed of Trust and located in Nye County, Nevada were subject to the Original Deed of Trust. The Original Deed of Trust as amended by the First Amendment shall be referred to as the "Deed of Trust." Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Deed of Trust.

         D. The First Amendment to Deed of Trust was recorded in the real property records of Nye County, Nevada as follows:

         County         Date           Recording Data

         Nye            2/11/98        No. 437922


The First Amendment to Deed of Trust was recorded only in Nye County, Nevada, because it affected real property located only in Nye County, Nevada.

         E. Secured Party is the owner of the indebtedness evidenced and created by the Notes, and Debtors are the legal owners of the Collateral, and all of the Collateral remains subject to the terms of the Deed of Trust.

         F. The Debtors, Foreland Refining Corporation, a Texas corporation ("Foreland Refining"), Foreland Asset Corporation, a Nevada corporation ("Foreland Asset"), Foreland Asphalt Corporation, a Utah corporation ("Foreland Asphalt"), and Petrosource Transportation, a Utah corporation ("Transportation") and Secured Party have amended the Loan Agreement by Amendment to Financing Agreement, dated as of August 10, 1998, in part to add Foreland Refining, Foreland Asset, Foreland Asphalt and Transportation as borrowers thereunder, and have amended the Notes by Allonges thereto which added Foreland Refining, Foreland Asset, Foreland Asphalt and Transportation as makers and obligors thereunder.

         G. This Second Amendment to Deed of Trust is executed to amend the Deed of Trust as provided herein.

                                   AMENDMENT

         In consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Definition of Obligations. The definition of "Obligations" contained in the Deed of Trust is hereby amended such that
Section 1.1 of the  Deed of Trust shall read in its entirety as follows:

              Section 1.1 Obligations Secured. This Instrument is executed, acknowledged and delivered by Debtors to secure and enforce the following indebtedness, liabilities and obligations (the "Obligations"):

                   A. Notes. All indebtedness (including principal, interest, fees and penalties), liabilities and obligations under or pursuant to the following described notes, and any renewals, extensions or restatements thereof, modifications, changes, amendments or supplements thereto and substitutions therefor (collectively, the "Notes"):

                        1. Refinancing Note, dated as of January 6, 1998, in the maximum principal amount of $680,000 made by Debtors and payable to the order of Secured Party on or before January 1, 2002, together with interest until maturity or default at the rate of 12% per annum (the "Standard Interest Rate"), and after maturity or default at the rate of 15% per annum (the "Default Rate"), as amended and supplemented by First Allonge to Refinancing Note, dated as of August 10, 1998, and executed by Debtors, Foreland Refining Corporation, a Texas corporation ("Foreland Refining"), Foreland Asset Corporation, a Nevada corporation ("Foreland Asset"), Foreland Asphalt Corporation, a Utah corporation ("Foreland Asphalt") and Petrosource Transportation, a Utah corporation ("Transportation") (collectively, the "Foreland Group"), which added Foreland Refining, Foreland Asset, Foreland Asphalt and Transportation as makers and obligors and decreased the principal amount to $674,279.34;

                        2. Acquisition Note, dated as of January 6, 1998, in the maximum principal amount of $2,327,000 made by Debtors and payable to the order of Secured Party on or before January 1, 2002, together with interest until maturity at the Standard Interest Rate, and after maturity or default at the Default Rate, as amended and supplemented by First Allonge to Acquisition Note, dated as of August 10, 1998, and executed by the Foreland Group, which added Foreland Refining, Foreland Asset, Foreland Asphalt and Transportation as makers and obligors and increased the principal amount to $9,050,000.00; and

                        3. Development Note, dated as of January 6, 1998, in the maximum principal amount of $13,893,000 made by Debtors and payable to the order of Secured Party on or before January 1, 2002, together with interest until maturity or default at the Standard Interest Rate, and after maturity or default at the Default Rate, as amended and supplemented by First Allonge to Development Note, dated as of August 10, 1998 and executed by the Foreland Group, which added Foreland Refining, Foreland Asset, Foreland Asphalt and Transportation as makers and obligors and decreased the principal amount to $7,175,720.66;

                   B. Loan Agreement. All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to that certain Financing Agreement (the "Loan Agreement"), dated as of January 6, 1998, among Debtors and Secured Party, as amended by First Amendment to Financing Agreement, dated as of August 10, 1998, among the Foreland Group and Secured Party, as amended and as may be amended from time to time;

                   C. This Instrument. All indebtedness, liabilities and obligations of Debtors to Secured Party of whatever kind or character, now existing or hereafter created or arising under or pursuant to this Instrument, including, without limitation, those arising under or pursuant to the representations, warranties, covenants and indemnities contained herein and any and all amounts advanced to protect the liens and security interests herein granted and all reasonable attorneys fees, court costs, and expenses of whatever kind or character now existing or hereafter created or arising, incident thereto or to the collection of the indebtedness, liabilities and obligations hereby secured and enforcement of the liens and security interests herein granted and created;

                   D. Other Obligations. All other indebtedness, liabilities and obligations of Debtors and the other members of the Foreland Group to Secured Party of whatever kind or character now existing or hereafter created or arising, whether fixed, absolute or contingent, direct or indirect, primary or secondary, joint, several or joint and several, due or to become due, and however evidenced whether by note, open account, overdraft, endorsement, surety agreement, guarantee or otherwise, it being contemplated that Debtors and the other members of the Foreland Group may hereafter become indebted to Secured Party in such further sum or sums; and

                   E. Renewals, Extensions and Amendments. All indebtedness, liabilities and obligations of whatever kind or character, now existing or hereafter created or arising under or pursuant to all renewals, extensions and restatements of, modifications, changes, amendments and supplements to and substitutions for, all or any part of the foregoing.

         2. Incorporation and References. This Second Amendment to Deed of Trust shall be considered as an amendment and supplement to the Deed of Trust. References in the Deed of Trust to "this Instrument" shall be deemed to be references to the Deed of Trust as amended by this Second Amendment to Deed of Trust. When used in this Second Amendment to Deed of Trust or in the Deed of Trust, each reference to a term defined in the Deed of Trust which is amended by this Second Amendment to Deed of Trust, shall be deemed to be the term as amended by this Second Amendment to Deed of Trust, including without limitation, references to the "Obligations" shall be deemed to be references to the "Obligations" as such definition is amended herein, references to the "Notes" shall be deemed to be references to the "Notes" as such definition is amended herein and references to the "Loan Agreement" shall be references to the "Loan Agreement" as such definition is amended herein.

         3. Confirmation. Debtors hereby adopt, ratify, approve and confirm in every respect the Deed of Trust as amended by this Second Amendment to Deed of Trust, and hereby specifically reaffirm their obligations under the warranties, representations, covenants, agreements and indemnities and other provisions contained in the Deed of Trust as amended by this Second Amendment to Deed of Trust. To the extent necessary to confirm such amendments, Debtors hereby:
              A. Real Property. Grant, bargain, sell, assign, transfer and convey to Trustee, with POWER OF SALE, for the benefit of Secured Party, that part of the Collateral that is real property (including any fixtures that are real property under applicable state law), subject to the assignment of severed and extracted Hydrocarbons and the proceeds thereof made under C below; TO HAVE AND TO HOLD all of the Collateral that is real property (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to Trustee and its successors and assigns, forever, IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts set forth in the Deed of Trust as Amended by this Second Amendment to Deed of Trust;

              B. Personal Property. Grant to Secured Party a security interest in that part of the Collateral that is personal property (including any fixtures that are personal property under applicable state law); and

              C. Assignment of Production. Absolutely assign, grant and transfer to Secured Party all of the severed and extracted Hydrocarbons produced from or allocated or attributed to any of the Collateral or any other interest of Debtors (whether now owned or hereafter acquired by operation of law or otherwise) in, to and under or that covers, affects or otherwise relates to the Land or to any of the estates, property rights or other interests described or referred to above or herein, together with all of the proceeds, rents, income, issues and profits thereof and therefrom and payments in lieu thereof.

         4.      Miscellaneous.   This Second Amendment to Deed of Trust shall
bind Debtors and inure to the benefit of Secured Party and their respective successors and assignees. Except as specifically provided for in this Second Amendment to Deed of Trust (a) the Deed of Trust and the liens and security interests created thereby shall remain in full force and effect, (b) this Second Amendment to Deed of Trust does not modify or affect the terms, conditions or provisions of the Deed of Trust, and (c) nothing contained in this Second Amendment to Deed of Trust shall be deemed to be, or construed as, a waiver of any such terms, conditions or provisions, or as a waiver of any other term, condition or provision.

         Executed as of the date first set forth above.

                             DEBTORS:

                             FORELAND CORPORATION, a
                                  Nevada corporation

                             By: /s/ N. Thomas Steele,
                                      President

                             Tax I.D. No. 87-0422812


                             EAGLE SPRINGS PRODUCTION
                               LIMITED-LIABILITY COMPANY (also
                               known as Eagle Springs Production Limited
                               Liability Company), a Nevada limited liability company

                             By: /s/ N. Thomas Steele,
                                     Manager

                             Tax I.D. No. 87-0522668

                             SECURED PARTY:

                             ENERGY INCOME FUND, L.P., a Delaware
                                limited partnership

                                By:     EIF GENERAL PARTNER, L.L.C.,
                                        a Delaware limited liability company,
                                     its General Partner

                                    By /s/  Steven P. McDonald,
                                        Vice President

                               Tax I.D. No. 04-3309082


                          ACKNOWLEDGMENT CERTIFICATES


STATE OF COLORADO            )
                             ) ss.
COUNTY OF DENVER       )

         This instrument was acknowledged before me on August   , 1998, by
N. THOMAS STEELE, Manager of EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY (also known as Eagle Springs Production Limited Liability Company), a Nevada limited liability company.


                             /s/ Notary Public

My commission expires:

(NOTARIAL SEAL)



STATE OF COLORADO            )
                             ) ss.
COUNTY OF DENVER       )

         This instrument was acknowledged before me on August   , 1998, by
N. THOMAS STEELE, as President of FORELAND CORPORATION, a Nevada corporation.


                             /s/ Notary Public

My commission expires:
(NOTARIAL SEAL)



STATE OF COLORADO            )
                             ) ss.
COUNTY OF DENVER       )

         This instrument was acknowledged before me on August   , 1998, by
STEVEN P. McDONALD, Vice President of EIF GENERAL PARTNER, L.L.C., a Delaware limited liability company, the General Partner of ENERGY INCOME FUND, L.P., a Delaware limited partnership.


                             /s/ Notary Public

My commission expires:

(NOTARIAL SEAL)